                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
CONDOR TECHNOLOGY SOLUTIONS, INC.

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (333-64505), (333-73055) and (333-57413) of our report dated March 1, 2002, relating to the consolidated financial statements and schedule of Condor Technology Solutions, Inc. appearing in the Company's Annual report on Form 10-K for the year ended December 31, 2001.



                                                               BDO Seidman, LLP


Washington, D.C.
March 28, 2002